CENTENNIAL GOVERNMENT TRUST
                      Supplement dated April 1, 2000 to the
                        Prospectus dated November 1, 1999



     The Portfolio Managers section on page eight of the prospectus is revised as follows:

Portfolio Manager. The portfolio manager of the Fund is Carol E. Wolf. She is the person principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf was co-portfolio manager of the Fund from June 15, 1998 until April 1, 2000, when she became the sole portfolio manager. She is a Vice President of the Manager and of the Fund and an officer and portfolio manager of other Oppenheimer funds.






















April 1, 2000                                               PS0170.005

                           CENTENNIAL GOVERNMENT TRUST
                         Supplement April 1, 2000 to the
          Statement of Additional Information dated November 1, 1999


The Statement of Additional Information is changed by deleting the biographical information for Arthur J. Zimmer on page 12.
























April 1, 2000                                                     PX0170.003